                             PROSPECTUS SUPPLEMENT

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                 VEL ACCOUNT
               (Supplement to Prospectuses Dated April 30, 1996)

                                     * * *
                             PREFERRED LOAN OPTION

The following is inserted under the Section "LOAN PRIVILEGE" in the SUMMARY and as the last section under POLICY LOANS:

     PREFERRED LOAN OPTION - A preferred loan option is available under the Policies. The preferred loan option will be available upon written request. It may be revoked by you at any time. If this option has been selected, after the tenth policy anniversary Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

     There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS"). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

The following replaces the third paragraph under "FEDERAL TAX CONSIDERATIONS
- TAXATION OF THE POLICIES":

     The Company believes that non-preferred loans received under a Policy will be treated as indebtedness of the policy owner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "MODIFIED ENDOWMENT POLICIES"). However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

     Section 264 of the Internal Revenue Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer.

                                     * * *

                        TWELVE TRANSFERS WITHOUT CHARGE

The sections "SUMMARY - Transfer Charge," "THE POLICY - Transfer Privilege," "CHARGES AND DEDUCTIONS - Transfer Charges," and "MORE INFORMATION ABOUT THE GENERAL ACCOUNT -- Transfers, Surrenders, Partial Withdrawals and Policy Loans," are amended to indicate that the first twelve transfers of Policy Value in a Policy year, rather than the first six transfers, will be free of charge.
                                     * * *

VEL 87, VEL 91, VEL Plus

                           PAID-UP INSURANCE OPTION

Effective January 6, 1997, upon written request a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced face amount, for the lifetime of the insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount that the surrender value of the Policy can purchase for a net single premium at the Insured's age and underwriting class on the date this option is elected. The Company will transfer any policy value in the Variable Account to the General Account on the date it receives the written request to elect the option. If the surrender value exceeds the net single premium, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

- As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.
- The Company will transfer the policy value in the Variable Account to the General Account on the date it receives the written request to elect the option. The Company will not allow transfers of policy value from the General Account back to the Variable Account.
-    The Policyowner may not make further payments.
- The Policyowner may not increase or decrease the face amount or make partial withdrawals.
-    Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.

                                     * * *

               CHANGES IN DIRECTORS AND OFFICERS

John P. Kavanaugh, Edward J. Parry III and J. Barry May have been elected as Directors of the Company. Mr. Kavanaugh has been a Vice-President of the Company since 1992, and previously served as Second Vice-President of the Company. Mr. Kavanaugh is also a Director and Vice President of First Allmerica Financial Life Insurance Company, and is a Director and President of Allmerica Asset Management, Inc. Mr. Parry has been Vice President and Treasurer of the Company since 1993; Assistant Vice President from 1992 to 1993; and was previously a Manager, Price Waterhouse, from 1987 to 1992. He is also a Director and Officer of First Allmerica. Mr. May has been President of the Hanover Insurance Company since September, 1996. He previously served as Eastern Regional Vice-President and Regional Vice President of the New England Region of the Hanover Insurance Company. Mr. May is also a Director of First Allmerica.

Kruno Huitzingh, Theodore J. Rupley, and Diane E. Wood have resigned as Directors and officers of the Company. Mark C. Colborn has resigned as Controller, but continues as Vice-President.

Prospectus Supplement dated November 25, 1996.